BUSINESS ACQUISITION AND INVESTMENT IN UNCONSOLIDATED ENTITY - Fair value of identified intangible assets, customer relationship and its estimated useful lives (Details) - 6 months ended Dec. 31, 2023 - Future Gas Station (Beijing) Technology, Ltd
	CNY (¥)	USD ($)
BUSINESS ACQUISITION AND INVESTMENT IN UNCONSOLIDATED ENTITY
Intangible assets - customer relationship	¥ 7,000,000	$ 985,929
Less: accumulated amortization	(1,750,000)	(246,482)
Less: impairment	(5,250,000)	(739,447)
Intangible assets - customer relationship, net	¥ 0	$ 0
Average Useful Life (in Years)	10 years